Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-128699
333-151910
333-145064

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER 9

dated February 26, 2010 to the

INTELLIGENT LIFE® VUL PROSPECTUS

dated May 1, 2009, as supplemented September 22, 2009, October 8, 2009,

October 14, 2009, November 2, 2009, December 11, 2009, December 21, 2009 and January 11, 2010 and the

INTELLIGENT LIFE SURVIVORSHIP VUL PROSPECTUS

dated May 1, 2009, as supplemented September 22, 2009, October 8, 2009,

October 14, 2009, November 2, 2009, December 11, 2009, December 21, 2009, and January 11, 2010 and the

INTELLIGENT VARIABLE ANNUITY® PROSPECTUS

dated May 1, 2009, as supplemented September 22, 2009, October 8, 2009,

October 14, 2009, November 2, 2009, December 11, 2009, December 21, 2009, and January 11, 2010

This supplement amends certain disclosure in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

Legg Mason ClearBridge Variable Aggressive Growth Portfolio

On page 7 of the Intelligent Life VUL and Intelligent Life Survivorship VUL prospectuses, as well as page 5 of the Intelligent Variable Annuity prospectus, portfolio operating expenses have changed as follows:

Portfolio	Management Fees	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
Legg Mason ClearBridge Variable Aggressive Growth Portfolio-Class 1	0.75%	0.00%	0.06%	0.00%	0.81%	0.00%	0.81%

A12146 (02/10)